                                                                   EXHIBIT 99.1


                              JEFFERIES GROUP, INC.


                         UNAUDITED FINANCIAL INFORMATION
                          RELATING TO PLANNED SPIN-OFF



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

================================================================================

                                                                            PAGE
                                                                            ----
HIGHLIGHTS

    PLANNED TRANSACTION....................................................  1-3

    SELECTED FINANCIAL INFORMATION.........................................  4-6

APPENDIX

    JEFFERIES GROUP, INC. CONSOLIDATING FINANCIAL INFORMATION

       STATEMENTS OF FINANCIAL CONDITION...................................  A

       STATEMENTS OF EARNINGS FOR THREE MONTHS ENDED
                JUNE 26, 1998 & JUNE 27, 1997..............................  B

       STATEMENTS OF EARNINGS FOR SIX MONTHS ENDED
                JUNE 26, 1998 & JUNE 27, 1997..............................  C

       STATEMENTS OF EARNINGS .............................................  D

This document contains statements concerning the timing, structure and ramifications of the proposed spin-off and related transactions that are intended to be "forward-looking statements", as that phrase is defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which can be identified by the use of terms such as "plan", "anticipate", "will", "would", "expect", "estimate" or variations of such terms, may not occur as presently anticipated in the event necessary approvals are not obtained or are not obtained on acceptable terms or in the event of adverse developments in the market for Jefferies Group or ITGI securities or in securities markets in general. As a result, no forward-looking statement should be regarded as a representation by Jefferies Group, ITGI or any other person that the presently anticipated events will occur as described herein.



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
PLANNED TRANSACTION
================================================================================

On March 17, 1998, Jefferies Group, Inc. and Investment Technology Group, Inc. announced plans to separate Jefferies & Company, Inc. and Investment Technology Group, Inc. through a spin-off.

Jefferies Group, Inc. is a holding company for two principal lines of business: a full-service global investment bank serving institutions and small- to medium-sized corporations (referred to in this document as "JEFCO"); and 81.5 percent-owned Investment Technology Group, Inc., the leading provider of technology-based equity trading services and transaction research to institutional investors and brokers.

According to the plan, Jefferies Group shareholders will own 100% of JEFCO and approximately 81.5% of ITGI when the transaction closes. The public ITGI shareholders will continue to own approximately 18.5% of ITGI. The spin-off will be accomplished by a tax-free distribution of 100% of the shares of a new holding company, JEFCO, to Jefferies Group shareholders. Jefferies Group's 15 million shares of ITGI would then be its only asset. (As of June 26, 1998, total outstanding shares of ITGI were 18.4 million.) The spin-off would be followed immediately by a tax-free merger of Jefferies Group and ITGI.

Jefferies Group is seeking a ruling from the IRS regarding the tax-free nature of the distribution of JEFCO and expects to complete the transaction by the end of the year.



                                        1



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
PLANNED TRANSACTION
================================================================================


Jefferies Group and ITGI expect that both companies will have financial strength and flexibility for future growth. The spin-off plan calls for:

        - Increasing JEFCO's capital base through a combination of Jefferies Group stock option exercises, termination of Jefferies Group's deferred compensation plan, various tax benefits and a special dividend of approximately $50-75 million from ITGI to all of its stockholders. It is currently anticipated that at the transaction closing date, JEFCO will have a minimum equity capital base of $320 million and ITGI will have a minimum equity capital base of $20 million.

        - Assumption by JEFCO of Jefferies Group's existing $150 million senior unsecured debt obligation.

        - Establishing an employee stock ownership plan at JEFCO, which will further align the interests of employees and stockholders at JEFCO by providing equity-based compensation incentives linked directly to JEFCO's operating performance.

The spin-off and restructuring transactions are contingent on a number of factors, including receipt of all required Board of Directors and shareholder approvals of Jefferies Group and ITGI, receipt of a favorable tax ruling from the IRS and other required regulatory and contractual approvals .



                                       2


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
PLANNED TRANSACTION
================================================================================



                 JEF GROUP
               SHAREHOLDERS
              100% OWNERSHIP

                 JEFFERIES                                     ITGI
                 ---------                               MINORITY INTEREST
                GROUP, INC.

               82% OWNERSHIP                               18% OWNERSHIP

                                           UPSTREAM MERGER
                                           ---------------
    -  Post Spin-Off             -  MERGE ITGI INTO JEF GROUP AND
       Minimum Equity:  $20mm       EXCHANGE MINORITY INTEREST SHARES IN
                                    ITGI FOR JEF GROUP SHARES
                                 -  CHANGE JEF GROUP NAME TO ITGI

                                             INVESTMENT
 "JEFCO"                                     TECHNOLOGY
                                             GROUP, INC.

-  Post Spin-Off Minimum Capital:  $470mm
-  Post Spin-Off Minimum Equity:   $320mm



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                                       3

JEFFERIES GROUP, INC. CONSOLIDATED FINANCIAL INFORMATION
================================================================================
SELECTED CONSOLIDATED FINANCIAL DATA



(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)   THREE MONTHS ENDED           SIX MONTHS ENDED              YEAR ENDED DECEMBER 31,
                                        ----------------------      ----------------------      -----------------------------------
                                        JUNE 26,      JUNE 27,       JUNE 26,     JUNE 27,
                                          1998          1997          1998          1997          1997          1996         1995
                                        ----------------------      ----------------------      -----------------------------------
STATEMENT OF EARNINGS(a)
Net Revenues                            $178,824      $185,940      $365,259      $321,219      $703,038      $478,774     $351,222

Operating Income                          35,017        35,327        67,142        56,894       115,950        83,187       53,238

Income Taxes                              15,389        14,197        28,735        23,202        47,677        35,438       21,911
Minority Interest                          1,802         1,382         3,105         2,547         4,706         4,189        2,798
                                        ----------------------      ----------------------      -----------------------------------
Net Earnings                            $ 17,826      $ 19,748      $ 35,302      $ 31,145      $ 63,567      $ 43,560     $ 28,529

EARNINGS PER SHARE
Diluted Earnings                        $   0.76      $   0.87      $   1.51      $   1.37      $   2.80      $   1.84     $   1.19

Diluted Weighted Average
  Shares Outstanding                      22,909        22,290        22,901        22,304        22,349        23,410       23,922



                                                                             AS OF                      AS OF DECEMBER 31,
                                                                    ----------------------      -----------------------------------
                                                                     JUNE 26,     JUNE 27,
                                                                      1998          1997          1997          1996         1995
                                                                    ----------------------      -----------------------------------
FINANCIAL CONDITION(a)
Cash, Cash Equivalents, and Short Term Investments                  $  285,089    $  161,963    $  224,465   $  180,435  $   72,821
Total Assets                                                         2,881,515     2,458,643     2,099,542    1,568,087   1,536,969
Long-Term Debt                                                         149,338        49,523       149,290       52,987      56,322
Stockholders' Equity                                                   285,555       210,372       242,756      195,445     186,261

Shares Outstanding                                                      20,825        20,032        20,286       20,726      22,514

SELECTED RATIOS:
Pre-Tax Margin (as a % of Net Revenue)                                      18%           18%           16%          17%         15%
Return on Average Equity                                                    26%(b)        32%(b)        30%          23%         17%
Book Value Per Share Outstanding                                    $    13.71    $    10.50    $    11.97   $     9.43  $     8.28



(a) ITGI is fully consolidated into Jefferies Group, Inc. The minority interest in ITGI is recorded as a liability. This liability representing the minority interest is increased each period by the minority's share of net income from ITGI and such amount is deducted from the determination of net earnings from Jefferies Group, Inc.

(b)     Annualized Return on Average Equity.




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                                       4

SEGMENT FINANCIAL INFORMATION - "JEFCO"
================================================================================
SELECTED FINANCIAL DATA

The following represents historical financial information of Jefferies Group, Inc.'s core brokerage and banking business - "JEFCO."


(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)  THREE MONTHS ENDED       SIX MONTHS ENDED            YEAR ENDED DECEMBER 31,
                                                ---------------------  ----------------------   ----------------------------------
                                                 JUNE 26,    JUNE 27,   JUNE 26,     JUNE 27,
                                                  1998        1997        1998        1997        1997         1996        1995
                                                ---------------------  ----------------------   ----------------------------------
STATEMENT OF EARNINGS
Net Revenues                                    $129,641    $149,986   $276,532      $255,105   $569,528     $369,183     $279,939
Operating Income                                  16,350      21,402     35,425        31,608     68,690       42,186       28,350
Contribution to Consolidated Jefferies
  Group, Inc. Net Earnings                         9,700      13,122     21,117        19,153     41,356       24,414       16,422

EARNINGS PER SHARE
Contribution to Consolidated Jefferies Group,
     Inc. Diluted Earnings(a)                   $   0.42    $   0.59   $   0.92      $   0.86   $   1.85     $   1.04     $   0.69

                                                                               AS OF                  AS OF DECEMBER 31,
                                                                      -----------------------   ----------------------------------
                                                                      JUNE 26,       JUNE 27,
                                                                        1998          1997         1997        1996        1995
                                                                      -----------------------   ----------------------------------
FINANCIAL CONDITION
Cash, Cash Equivalents, and Short Term Investments                    $  206,078   $  112,989   $  173,202  $  136,480  $   54,861
Total Assets                                                           2,743,399    2,368,432    1,994,684   1,493,117   1,497,351
Long-Term Debt                                                           149,338       49,523      149,290      52,987      56,322
Stockholders' Equity                                                     192,035      144,949      165,568     140,314     149,163

SELECTED RATIOS:
Pre-Tax Margin (as a % of Net Revenue)                                        13%          12%          12%         11%         10%
Return on Average Equity                                                      22%(b)       25%(b)       27%         17%         11%

(a) Contribution is calculated based on consolidated Jefferies Group, Inc. diluted weighted average shares outstanding.

(b)     Annualized Return on Average Equity.



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                                       5

SEGMENT FINANCIAL INFORMATION - "ITGI"
================================================================================
SELECTED FINANCIAL DATA

The following represents historical financial information of Jefferies Group, Inc.'s equity ownership of approximately 82% currently of Investment Technology Group, Inc. - "ITGI."



(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)       THREE MONTHS ENDED      SIX MONTHS ENDED         YEAR ENDED DECEMBER 31,
                                                    ---------------------   --------------------   -------------------------------
                                                     JUNE 26,    JUNE 27,   JUNE 26,    JUNE 27,
                                                      1998        1997        1998        1997       1997        1996      1995
                                                    ---------------------   --------------------   -------------------------------
STATEMENT OF EARNINGS
Net Revenues                                        $ 50,904    $ 36,596    $ 92,278    $ 67,233   $136,896    $111,333   $ 72,328
Contribution to Consolidated Jefferies Group, Inc.
     Net Earnings(a)                                   8,126       6,626      14,185      11,992     22,211      19,146     12,107

EARNINGS PER SHARE
Contribution to Consolidated Jefferies Group, Inc.
     Diluted Earnings(b)                            $   0.34    $   0.28    $   0.59    $   0.51   $   0.95    $   0.80   $   0.50

                                                                                    AS OF                 AS OF DECEMBER 31,
                                                                            ---------------------  -------------------------------
                                                                            JUNE 26,    JUNE 27,
                                                                              1998         1997      1997        1996        1995
                                                                            ---------------------  -------------------------------
FINANCIAL CONDITION
Cash, Cash Equivalents, and Short Term Investments                          $ 79,011    $ 48,974   $ 51,263    $ 43,955   $ 17,960
Total Assets                                                                 149,078     100,149    113,641      82,798     55,318
Long-Term Debt                                                                     0           0          0           0          0

SELECTED RATIOS:
Pre-Tax Margin (as a % of Net Revenue)                                            34%         38%        35%         37%        34%

(a) Contribution to consolidated Jefferies Group, Inc. net earnings represent Jefferies Group, Inc.'s ownership percentage of approximately 82% of ITGI.

(b) Contribution is calculated based on consolidated Jefferies Group, Inc. diluted weighted average shares outstanding including earnings adjustments for stock options of ITGI.



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                                       6

APPENDIX A
================================================================================
JEFFERIES GROUP INC. CONSOLIDATING STATEMENTS OF FINANCIAL CONDITION AS OF JUNE 26, 1998 AND DECEMBER 31, 1997

The following table represents the historical assets and liabilities of Jefferies Group, Inc. broken down between its core brokerage and banking business - "JEFCO" - and its approximately 82% ownership interest of ITGI.



(DOLLARS IN THOUSANDS)                                      AS OF JUNE 26, 1998                AS OF DECEMBER 31, 1997
                                               ---------------------------------------   ---------------------------------------
                                                                           JEFFERIES                                  JEFFERIES
                                                  ITGI(a)      JEFCO(a)    GROUP, INC.    ITGI(a)       JEFCO(a)     GROUP, INC.
                                               ---------------------------------------   ---------------------------------------
ASSETS
Cash and cash equivalents                      $   79,011    $   48,952    $  127,963    $   51,263    $   58,225    $  109,488
Cash and securities segregated and on
     deposit for regulatory purposes or
     deposited with clearing and depository
     organizations                                      0        76,158        76,158             0        30,977        30,977
Receivables from brokers and dealers                5,414     1,929,831     1,929,831         2,931     1,269,664     1,269,664
Receivables from customers, officers
     and directors                                      0       176,269       176,269             0       166,284       166,284
Securities owned                                       76       296,562       296,638           358       245,055       245,413
Investments                                        11,340       138,222       149,562        10,935       143,649       154,584
Premises and equipment                             20,054        21,160        41,214        19,506        23,322        42,828
Other assets                                       33,183        56,245        83,880        28,648        57,508        80,304
                                               --------------------------------------    --------------------------------------
                                               $  149,078    $2,743,399    $2,881,515    $  113,641    $1,994,684    $2,099,542
                                               ======================================    ======================================

LIABILITIES AND
STOCKHOLDERS' EQUITY
Bank loans                                     $    2,000    $        0    $    2,000    $        0    $        0    $        0
Payable to brokers and dealers                          0     1,731,711     1,731,711             0       981,705       981,705
Payable to customers                                    0       198,244       198,244             0       202,255       202,255
Securities sold, not yet purchased                    142       213,486       213,628             3       188,700       188,703
Accrued expenses and other liabilities             32,185       258,585       279,808        19,875       307,166       318,258
                                               --------------------------------------    --------------------------------------
                                                   34,327     2,402,026     2,425,391        19,878     1,679,826     1,690,921
Long-term debt                                          0       149,338       149,338             0       149,290       149,290
Minority interest                                  21,231             0        21,231        16,575             0        16,575
                                               --------------------------------------    --------------------------------------
                                                   55,558     2,551,364     2,595,960        36,453     1,829,116     1,856,786
Stockholders' equity                               93,520       192,035       285,555        77,188       165,568       242,756
                                               --------------------------------------    --------------------------------------
                                               $  149,078    $2,743,399    $2,881,515    $  113,641    $1,994,684    $2,099,542
                                               ======================================    ======================================


(a) Each company's financial statements, which are shown here on a stand alone basis, include intercompany balances which would eliminate in consolidation. As a result, the sum of the two companies may not total the consolidated Jefferies Group, Inc. balance shown.



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
APPENDIX B
================================================================================
JEFFERIES GROUP, INC. CONSOLIDATING STATEMENTS OF EARNINGS FOR THREE MONTHS ENDED JUNE 26, 1998 AND JUNE 27, 1997

The following table represents the results of operations of Jefferies Group, Inc. broken down between its core brokerage and banking business - "JEFCO" - and its approximately 82% ownership interest of ITGI.

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)   FOR THE THREE MONTHS ENDED JUNE 26, 1998  FOR THE THREE MONTHS ENDED JUNE 27, 1997
                                                  ----------------------------------------  ----------------------------------------
                                                                             JEFFERIES                                   JEFFERIES
                                                     ITGI(a)     JEFCO(a)    GROUP, INC.        ITGI(a)     JEFCO(a)     GROUP, INC.
                                                  ----------------------------------------  ----------------------------------------
Total revenues                                      $ 50,905     $149,699     $198,832         $ 36,679     $165,448     $201,485
Interest expense                                           1       20,058       20,008               83       15,462       15,545
                                                  ----------------------------------------  ----------------------------------------
Revenues, net of interest expense                     50,904      129,641      178,824           36,596      149,986      185,940
Total non-interest expenses                           32,237      113,291      143,807           22,671      128,584      150,613
                                                  ----------------------------------------  ----------------------------------------
Earnings before income taxes and
  minority interest                                   18,667       16,350       35,017           13,925       21,402       35,327
Income taxes                                           8,739        6,650       15,389            5,917        8,280       14,197
                                                  ----------------------------------------  ----------------------------------------
Earnings before minority interest                      9,928        9,700       19,628            8,008       13,122       21,130
Minority interest                                      1,802            0        1,802            1,382            0        1,382
                                                  ----------------------------------------  ----------------------------------------
Net earnings                                        $  8,126     $  9,700     $ 17,826         $  6,626     $ 13,122     $ 19,748

EARNINGS PER SHARE
        Basic Earnings(b)                           $   0.36     $   0.44     $   0.80         $   0.31     $   0.61     $   0.92
        Diluted Earnings(b)                         $   0.34     $   0.42     $   0.76         $   0.28     $   0.59     $   0.87

(a) Each company's financial statements, which are shown here on a stand alone basis, include intercompany balances which would eliminate in consolidation. As a result, the sum of the two companies may not total the consolidated Jefferies Group, Inc. balance shown.

(b) For ITGI and JEFCO, the earnings per share represent the contribution to consolidated Jefferies Group, Inc. earnings per share for basic and diluted.



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
APPENDIX C
================================================================================
JEFFERIES GROUP, INC. CONSOLIDATING STATEMENTS OF EARNINGS FOR SIX MONTHS ENDED JUNE 26, 1998 AND JUNE 27, 1997

The following table represents the results of operations of Jefferies Group, Inc. broken down between its core brokerage and banking business - "JEFCO" - and its approximately 82% ownership interest of ITGI.



(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)       FOR THE SIX MONTHS ENDED JUNE 26, 1998  FOR THE SIX MONTHS ENDED JUNE 27, 1997
                                                      --------------------------------------  --------------------------------------
                                                                                JEFFERIES                              JEFFERIES
                                                        ITGI(a)     JEFCO(a)   GROUP, INC.     ITGI(a)     JEFCO(a)    GROUP, INC.
                                                      --------------------------------------  --------------------------------------
Total revenues                                         $ 92,292     $313,547     $402,240     $ 67,333     $282,441     $348,663
Interest expense                                             14       37,015       36,981          100       27,336       27,444
                                                      --------------------------------------  --------------------------------------
Revenues, net of interest expense                        92,278      276,532      365,259       67,233      255,105      321,219
Total non-interest expenses                              60,561      241,107      298,117       41,947      223,497      264,325
                                                      --------------------------------------  --------------------------------------
Earnings before income taxes and minority interest       31,717       35,425       67,142       25,286       31,608       56,894
Income taxes                                             14,427       14,308       28,735       10,747       12,455       23,202
                                                      --------------------------------------  --------------------------------------
Earnings before minority interest                        17,290       21,117       38,407       14,539       19,153       33,692
Minority interest                                         3,105            0        3,105        2,547            0        2,547
                                                      --------------------------------------  --------------------------------------
Net earnings                                           $ 14,185     $ 21,117     $ 35,302     $ 11,992     $ 19,153     $ 31,145

EARNINGS PER SHARE
        Basic Earnings(b)                              $   0.65     $   0.95     $   1.60     $   0.55     $   0.89     $   1.44
        Diluted Earnings(b)                            $   0.59     $   0.92     $   1.51     $   0.51     $   0.86     $   1.37

(a) Each company's financial statements, which are shown here on a stand alone basis, include intercompany balances which would eliminate in consolidation. As a result, the sum of the two companies may not total the consolidated Jefferies Group, Inc. balance shown.

(b) For ITGI and JEFCO, the earnings per share represent the contribution to consolidated Jefferies Group, Inc. earnings per share for basic and diluted.

APPENDIX D
================================================================================
JEFFERIES GROUP, INC. HISTORICAL CONSOLIDATING STATEMENTS OF EARNINGS

The following table represents the results of operations of Jefferies Group, Inc. broken down between its core brokerage and banking business - "JEFCO" - and its approximately 82% ownership interest of ITGI.




(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)        FOR THE YEAR ENDED DECEMBER 31, 1997     FOR THE YEAR ENDED DECEMBER 31, 1996
                                                      -------------------------------------     ------------------------------------
                                                                                  JEFFERIES                               JEFFERIES
                                                       ITGI(a)      JEFCO(a)     GROUP, INC.     ITGI(a)       JEFCO(A)  GROUP, INC.
                                                      -------------------------------------     ------------------------------------
Total revenues                                        $137,042      $630,842      $764,504      $111,556      $407,023    $516,626
Interest expense                                           146        61,314        61,466           223        37,840      37,852
                                                      -------------------------------------     ------------------------------------
Revenues, net of interest expense                      136,896       569,528       703,038       111,333       369,183     478,774
Total non-interest expenses                             89,636       500,838       587,088        70,332       326,997     395,587
                                                      -------------------------------------     ------------------------------------
Earnings before income taxes and minority interest      47,260        68,690       115,950        41,001        42,186      83,187
Income taxes                                            20,343        27,334        47,677        17,666        17,772      35,438
                                                      -------------------------------------     ------------------------------------
Earnings before minority interest                       26,917        41,356        68,273        23,335        24,414      47,749
Minority interest                                        4,706             0         4,706         4,189             0       4,189
                                                      -------------------------------------     ------------------------------------
Net earnings                                          $ 22,211      $ 41,356      $ 63,567      $ 19,146      $ 24,414    $ 43,560

EARNINGS PER SHARE
        Basic Earnings(b)                             $   1.03      $   1.92      $   2.95      $   0.84      $   1.06    $   1.90
        Diluted Earnings(b)                           $   0.95      $   1.85      $   2.80      $   0.80      $   1.04    $   1.84





(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)           FOR THE YEAR ENDED DECEMBER 31, 1995
                                                         ---------------------------------------
                                                                                     JEFFERIES
                                                          ITGI(a)      JEFCO(a)      GROUP, INC.
                                                         ---------------------------------------
Total revenues                                           $ 72,381      $334,282      $405,587
Interest expense                                               53        54,343        54,365
                                                         ---------------------------------------
Revenues, net of interest expense                          72,328       279,939       351,222
Total non-interest expenses                                47,440       251,589       297,984
                                                         ---------------------------------------
Earnings before income taxes and minority interest         24,888        28,350        53,238
Income taxes                                                9,983        11,928        21,911
                                                         ---------------------------------------
Earnings before minority interest                          14,905        16,422        31,327
Minority interest                                           2,798             0         2,798
                                                         ---------------------------------------
Net earnings                                             $ 12,107      $ 16,422      $ 28,529

EARNINGS PER SHARE
        Basic Earnings(b)                                $   0.52      $   0.71      $   1.23
        Diluted Earnings(b)                              $   0.50      $   0.69      $   1.19



(a) Each company's financial statements, which are shown here on a stand alone basis, include intercompany balances which would eliminate in consolidation. As a result, the sum of the two companies may not total the consolidated Jefferies Group, Inc. balance shown.

(b) For ITGI and JEFCO, the earnings per share represent the contribution to consolidated Jefferies Group, Inc. earnings per share for basic and diluted.



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